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                                                                EXHIBIT 10.2(7)


                                     GOLDEN
                                     NUGGET

ROBERT KOCIENSKI
Executive Vice President
Chief Financial Officer



March 21, 2000


Ms. Margaret M. Carnell
Elizabeth Properties Trust
1912 South Maryland Parkway
Las Vegas, NV  89104

RE:  Lease Agreement - Elizabeth Properties Trust and Golden Nugget, Inc.

Dear Margaret:

Pursuant to the terms of the lease between Elizabeth Properties Trust and Golden Nugget, Inc., effective May 1, 2000, rent on the leased property will be increased to $309,500.00 per annum, payable $25,791.67 monthly. Rent will remain at this level until May 1, 2003, at which time rental increases pursuant to
Section 4.2 of the Lease shall commence.

Please execute below and return to me at your first convenience.

Sincerely,

ROBERT KOCIENSKI
Robert Kocienski

BK/ljd

ELIZABETH PROPERTIES TRUST

By  MARGARET M. CARNELL, TRUSTEE
    ----------------------------
    Margaret M. Carnell





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